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                                                                    EXHIBIT 10.8

                                   AGREEMENT


This Agreement, is by and between Advanced Corneal Systems, Inc., (hereinafter "ACS"), with offices at 15279 Alton Parkway, Suite 100, Irvine, CA 92618 and CroMedica Global Inc., (hereafter "CroMedica") located at 730 View Street, Suite 620, Victoria, British Columbia V8W 3Y7.

WHEREAS ACS intends to submit the results of the Investigation to the Food and Drug Administration ("FDA") and other international regulatory agencies in support of marketing approval;

WHEREAS, ACS desires to have certain research conducted (as described herein) with respect to the compound known as Vitrase(TM) a hyaluronidase solution (the "Investigation") in accordance with the protocols attached hereto as Exhibit A, which is incorporated herein together with all amendments thereto, (hereinafter, the "Protocols"); and

WHEREAS, CroMedica is experienced in such research and has the qualified personnel available to perform these services for ACS; and

WHEREAS, ACS intends to enter into a contract substantially similar to this Agreement with Covance Clinical and Periapproval Services, Inc. ("COVANCE"), for the purpose of having Covance assist ACS with the execution of substantially the same clinical investigation of the Drug in the United Kingdom, the Netherlands, Poland and Brazil ("COVANCE STUDY"); and ACS intends to enter into a contract substantially similar to this Agreement with Verum Staticon ("VERUM"), for the purpose of having Verum assist ACS with the execution of substantially the same clinical investigation of the Drug in Germany and Hungary ("VERUM STUDY"); and has entered into a contract substantially similar to this Agreement with CroMedica for the purpose of having CroMedica assist ACS with the execution of substantially the same clinical investigation of the Drug in South Africa ("CROMEDICA SOUTH AFRICA STUDY"); and

NOW THEREFORE, in consideration of the premises and of the mutual promises and undertakings herein contained, the parties intending to be legally bound do hereby agree as follows:

I.       SCOPE OF SERVICES

         The Investigation shall consist of the services set forth in Attachment 1 (Scope of Services) which is incorporated herein. CroMedica shall not undertake any additional work without a written modification of this Agreement pursuant to Section XVII (Modifications). To the extent that any conflict exists between the terms of



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         this Agreement and Attachment 1 (Scope of Services), the terms of this
         Agreement shall take precedence.

         CroMedica agrees to conduct, and to cause its employees, officers, directors and representatives to conduct, the Investigation in accordance with the terms of this Agreement (as applicable to the particular Investigation), the Protocols, and in full compliance with all applicable Federal, State, and local laws and regulations, including without limitation FDA guidelines pertaining to clinical investigations and the use of investigational drugs in humans.

         CroMedica hereby certifies that it has not and will not use in any capacity the services of any individual, corporation, partnership or association which has been debarred under 21 U.S.C. 306(a) or (b). In the event that CroMedica becomes aware of the debarment or threatened debarment of any individual, corporation, partnership or association providing services to CroMedica or to an Investigator retained by CroMedica which directly or indirectly relate to Investigator's activities under this Agreement, CroMedica shall notify ACS immediately. Any Investigator retained by CroMedica will understand that ACS shall have the right to terminate this Agreement immediately upon receipt of such notice.

         CroMedica will undertake to assure that Investigators retained by CroMedica in the INVESTIGATION certify that they have not been debarred under the provisions of the Generic Drug Enforcement Act of 1992, 21 U.S.C. 306(a) or (b). In the event that an Investigator:

         (i)      becomes debarred; or

         (ii) receives notice of action or threat of action with respect to debarment, during the term of this Agreement, CroMedica agrees to notify ACS immediately. In the event that Investigator becomes debarred as set forth in clause (i) Investigators retained by CroMedica understands that this Agreement shall automatically terminate without any further action or notice by either party. In the event that an Investigator receives notice of action or threat of action as set forth in clause
                  (ii) above, CroMedica and Investigators retained by CroMedica understands that ACS shall have the right to terminate this Agreement immediately.

         CroMedica will be responsible for coordinating the collection of data from the COVANCE STUDY, VERUM STUDY, and CROMEDICA SOUTH AFRICA STUDY for inclusion in the



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         regulatory submissions, or parts thereof. CroMedica will not be responsible for any delays, and/or deficiencies that are caused by COVANCE's or VERUM's failure to implement the agreed to Protocols or deliver the data from the COVANCE STUDY and VERUM STUDY to CroMedica on an agreed to schedule; provided, however, that CroMedica has provided ACS with timely notice of potential delays and/or deficiencies once it has a reasonable basis to believe either or both are likely.

II.      PERFORMANCE SCHEDULE

         The Performance Schedule by which CroMedica shall perform the services specified in this Agreement is set forth in Attachment 2. (Payment and Performance Schedule), which is incorporated herein.

III.     COMPENSATION

         A.       CroMedica Compensation

                  This is a fixed unit price contract. ACS shall pay to CroMedica in the manner specified in Attachment 2 (Payment and Performance Schedule), as compensation for all services performed under this Agreement, the sum of US $2,817,625. This amount represents all of CroMedica's professional fees, and all expenses other than Reimbursable Expenses as described below.

         B.       Payment Schedule

                  CroMedica shall invoice ACS on a milestone-completion basis, according to the Payment Schedule set forth in Attachment 2 (Payment and Performance Schedule), which is incorporated herein. Invoices shall include, for recurring activities, the number of such activities included in the invoiced amount.

         C.       Reimbursement of Expenses

                  1. ACS will reimburse CroMedica for the "actual cost" (defined below) of expenses incurred by CroMedica for:

                           (a) travel; provided that such expenses are (i)
                               reasonable and necessary; and (ii) incurred consistent with CroMedica's travel policy;

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                           (b) Other costs incurred in the performance the Scope
                               of Services as outlined in Attachment 1 of this Agreement, such as printing, photographing, telephone and facsimile charges.

                           As used herein, "actual cost" means the dollar cost paid by CroMedica, without any management fee, commission or mark-up by CroMedica, and less any discount, rebate or other allowance paid to CroMedica by a supplier, whether reflected on the original billing or thereafter.

                  2. Expenses reimbursable under (a) and (b) above are referred to herein as "Reimbursable Expenses". Except for Reimbursable Expenses, all costs incurred by CroMedica in performing this Agreement shall be the responsibility of CroMedica.

                  3. CroMedica shall submit monthly invoices for travel expenses paid in the preceding month, together with back-up documentation as requested by ACS, to the person identified on Attachment 3 (Contact Persons).

IV.      PROTOCOLS

         The Investigation shall be conducted in full accordance with the Protocols and any amendments to the Protocols. CroMedica shall make no change in the Protocols during the course of the Investigation without the prior written approval of ACS, except where necessary to eliminate apparent immediate hazards to human subjects. ACS shall have the right at any time to initiate such changes in the Protocols, as ACS deems necessary or appropriate, including suspending the Investigation temporarily or permanently.

V.       CROMEDICA MANAGEMENT OF CLINICAL INVESTIGATIONS

         A.       Investigator Brochure/Product Monograph

                  Before the Investigation begins, and from time to time throughout the course of the Investigation, as determined by ACS, ACS shall provide CroMedica and all Investigators with a current Investigator Brochure and Product Monograph for the study compound.



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         B.       Field Monitoring Guidelines

                  Unless supplied by ACS, in consultation with ACS, CroMedica shall develop, Protocol-specific Field Monitoring Guidelines to facilitate study monitoring.

         C.       On-Site Monitoring

                  1. Before the commencement of the Investigation at a new study site, CroMedica shall conduct an on-site study initiation visit to each Investigator site. During the study initiation visit, CroMedica shall inspect and inventory clinical supplies and review the Protocols and CRF form with site staff to ensure understanding and compliance.

                  2. CroMedica shall conduct periodic on-site monitoring visits to each Investigator site during the course of the Investigation at a frequency to be directed by ACS, but in no event less that one visit every eight weeks. During each such visit, CroMedica shall ensure, by review of relevant investigator records, and otherwise, that the investigator and the investigational site continue to meet all applicable federal, state, and local laws, statutes and ordinances and regulations, and FDA Guidelines for the Conduct of Clinical Investigations. CroMedica will promptly notify ACS of any investigator that is not complying with their agreement, and attempt to obtain compliance. If compliance is not promptly obtained, and after written approval is received from ACS, CroMedica will end the investigators participation in the study.

                  3. CroMedica shall conduct an on-site, close-out visit at each investigational site at the conclusion of the study. During the close-out visit, CroMedica shall ensure that the Investigator has maintained the standards specified in Paragraph 2, above, and, in addition, shall:

                           a.       Obtain a reconciliation of all drug
                                    inventories;

                           b. Resolve any final inquiries concerning CRF issues; and



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                           c.       Confirm that the Investigator has maintained
                                    all required documentation.

                  4. CroMedica shall prepare and maintain reports of each on-site visit performed pursuant to this sub-Section (On-Site Monitoring). The monitoring visit reports shall be in a format mutually agreed upon by the parties.

         D.       Supply of Drug

                  1.       Supply of Drug to Investigators

                           ACS shall supply all of the drug to be used in the Investigation.

                  2.       Return of Unused Drug Supplies

                           CroMedica shall ensure that each investigator whose participation in the Investigation has been completed or discontinued shall either (a) return any unused drug supplies to CroMedica or ACS, as directed by ACS; or (b) dispose of the unused drug supplies as directed by ACS. CroMedica shall require that each Investigator account for any drug supplies that are missing.

                  3.       Non-Diversion; Labeling

                           All drug supplied to CroMedica and to Investigators shall remain the exclusive property of ACS until administered or dispensed to patients during the course of the Investigation. In no event shall any drug supplied to CroMedica for any purpose other than as contemplated by the Protocols and this Agreement, or be delivered to any person other than an Investigator and, CroMedica shall use all reasonable efforts to ensure that the Investigators comply with the terms of this Agreement, the Attachments hereto and the Protocols in all material respects.

                  4.       Study Drug Disposition Records

                           Unless otherwise specified by ACS, CroMedica shall maintain records relating to the disposition of the drug, which shall include, without limitation: (1) the amounts of drug



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                    supplies received from ACS (with respective dates); (2) the
                    Investigator sites to which the drug has been delivered (with respective dates and amounts); (3) the amount of the drug spilled or otherwise lost (with respective dates, if known); (4) the amount of the drug returned to CroMedica (with respective dates); and (5) the amount of the drug returned by CroMedica to ACS (with respective dates).

          E.   Maintenance and Inspection of Records

               CroMedica shall prepare and maintain complete, accurate, legible written records, accounts, notes, reports and data on the Investigation in a timely fashion. CroMedica shall maintain all records under this Section (CROMEDICA Management of Clinical Investigation) pertaining to the management of the clinical Investigation for a period of 15 years from the date of creation. ACS authorized representative(s), and regulatory authorities to the extent permitted by law, may, during regular business hours, arrange in advance with CroMedica to inspect and copy all data and work products related to the Investigation. CroMedica shall cooperate with any regulatory authority and allow them access to relevant records and data to the extent permitted by law.


VIII.     CONTACT PERSONS AND STAFFING

          CroMedica shall assign a sufficient number of personnel to complete the Scope of Services set forth on Attachment 1 (Scope of Services). In the event that ACS determines that any CroMedica personnel are not performing to ACS satisfaction, ACS shall have the right to request that such personnel be replaced by personnel acceptable to ACS. ACS and CroMedica have designated appropriate personnel to be available to CroMedica to answer questions and resolve problems relating to the Investigation. The names of these individuals, and the respective subjects on which they may be consulted, are set forth in Attachment 3 (Contact Persons).

IX.       PERIOD OF PERFORMANCE

          This Agreement shall take effect as of the last date of execution by the last of the parties to execute this Agreement, and shall remain in effect until the completion of the services performed by CroMedica under



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         the Agreement, or until earlier termination in accordance with the
         Section on Termination, below.

X.       TERMINATION

         A.       ACS Right to Terminate

                  ACS reserves the right to immediately terminate this Agreement in whole or in part, with or without cause, upon written notice to CroMedica. In the event this Agreement is terminated by ACS prior to completion, CroMedica shall use its best efforts to conclude or transfer the project, as directed by ACS, as expeditiously as possible. CroMedica shall not undertake further work, incur additional expenses, or enter into further commitments with regard to the Investigation after receiving such notice of termination from ACS, except as mutually agreed upon by the parties. Upon termination of the Agreement, CroMedica shall return to ACS all of ACS property (as defined in the Section covering Property Ownership) in CroMedica's possession, unless otherwise agreed to in writing.

         B.       CroMedica's Right to Terminate

                  CroMedica may terminate this Agreement upon default of any material provision of this Agreement; provided, however, that prior to terminating, CroMedica shall notify ACS in writing of such default, and shall allow ACS thirty (30) days to remedy such default. In the event that ACS fails to remedy the default within the 30-day period, CroMedica may terminate the Agreement effective immediately.

         C.       Compensation to CroMedica upon Termination

                  In the event of a termination under this Section, CroMedica shall be entitled to compensation as follows:

                  1. All payments due and owing under this Agreement at the time of CroMedica's receipt of the notice of termination for work completed and in progress;

                  2. Reimbursement for any noncancelable services and commitments entered into by CroMedica in order to carry out this Agreement, provided CroMedica provides ACS with documentation of completion of work or expenses incurred.


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                  3.       CroMedica shall credit or return to ACS any funds not
                           expended or obligated by CroMedica in connection with the Investigation prior to the effective termination date indicated in the notice of termination. Termination of this Agreement by either party shall not affect the rights and obligations of the parties accrued prior to the effective date of termination. The rights and duties under Articles III, V, VI, X, XI, XII, XIII, XIV, XVI, XVII, XX, XXI, XXII, XXIII and XXIV shall survive the termination or expiration of this Agreement.

XI.      CONFIDENTIAL INFORMATION

         A.       Definition

                  For purposes of this Agreement, "Confidential Information" means any knowledge or information that is (1) acquired by CroMedica from ACS prior to or during the course of the Investigation whether written, graphic or oral, or (2) prepared, developed or generated by CroMedica during the course of the Investigation; provided, however, that "Confidential Information" does not, whether written, graphic or oral, include knowledge or information that CroMedica can demonstrate by written records was known by it prior to the receipt of such knowledge or information from ACS, or that is publicly disclosed by ACS either prior to or subsequent to receipt of the knowledge or information by CroMedica.

         B.       Non-Disclosure

                  CroMedica (1) shall not publish, disseminate, or otherwise disclose to any third party (except as may be required by this Agreement or by law) any Confidential Information without the prior written consent of ACS; (2) shall use the same care and discretion in maintaining the confidentiality of the Confidential Information that CroMedica uses with similar information that it considers confidential; provided that such care and discretion shall not be less than the standard of care and discretion that would be employed by a prudent person under similar circumstances; (3) shall restrict the dissemination of the Confidential Information within its own organization to persons who have a need to know;

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                  and (4) shall not, without the prior written consent of ACS, make any use whatever of the Confidential Information except for the purpose of conducting the Investigation. In the event CroMedica is required by applicable law to disclosure Confidential Information to a proper authority, CroMedica shall first notify ACS, and CroMedica and ACS shall then attempt in good faith to agree upon a mutually satisfactory way to disclose such Confidential Information as necessary for this limited purpose. CroMedica shall ensure that its employees, officers, directors, affiliates, agents and representatives comply with the terms of this Article XI and otherwise with the terms of this Agreement.

         C.       Return of Confidential Information

                  At the expiration or earlier termination of this Agreement, CroMedica shall return to ACS all written Confidential Information, and all written material that incorporates any Confidential Information.

         D.       Survival of Obligation of Confidentiality

                  The obligation of confidentiality set forth in this Section shall continue for ten years following the date of expiration or earlier termination, for any reason, of this Agreement, and shall be binding upon permitted assignees, administrators and other legal representatives of CroMedica.

         E. CroMedica shall obtain ACS prior written permission before using ACS name, symbols and/or marks in any form of publicity in connection with the Investigation. The foregoing sentence shall not exclude legally required disclosure by CroMedica or reports generated in the normal course of business by CroMedica.

XII.     PROPERTY OWNERSHIP

         A.       Rights in Property

                  All materials, documents, data, software and information of every kind and description supplied to CroMedica by ACS or prepared, developed, or generated by CroMedica pursuant to this Agreement, (except for CroMedica procedural manuals, personnel data, methods, procedures, and policies) shall be the sole and exclusive property of ACS and ACS

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                  shall have the right to make whatever use it deems desirable of any such property. CroMedica shall not, without the prior written consent of ACS, publish, disseminate, or otherwise disclose to any third party any such property (except such disclosure as may be required by law), or use any such property for any purpose other than the performance of this Agreement. CroMedica warrants by the execution of this agreement that they have not entered, and will not enter into any contractual agreement or relationship which would in any way conflict with or compromise ACS's proprietary interest in, or rights to any inventions, discoveries or technology existing at the time of the execution of this Agreement or arising out of or related to the performance thereunder.

         B.       Retention of Property

                  Unless otherwise required by law or the terms of this Agreement, any property specified in Subsection A, above, that CroMedica shall have in its possession shall be maintained by CroMedica for a period of not less than five (5) years from the date of receipt thereof and shall be organized in such manner that it will be ready for immediate reference. ACS shall have the right at any time to examine or obtain from CroMedica copies of any or all such property. After five (5) years, CroMedica may dispose of such property in accordance with instructions provided by ACS. If ACS fails to provide such instructions, CroMedica shall so notify ACS, and if instructions are still not forthcoming within thirty (30) days of such notification, CroMedica may destroy such property.

         C.       Survival of obligation

                  The rights and obligations set forth in this Section shall survive the expiration or earlier termination, for any reason, of this Agreement, and shall be binding upon permitted assignees, administrators and other legal representatives of CroMedica.

XIII.    RIGHTS IN INTELLECTUAL PROPERTY AND PATENTS

         A.       Inventions, Discoveries, and Know-How

                  With respect to any and all inventions, discoveries, and know-how (including, without

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                  limitation, all ideas, improvements, and creations) that are conceived, gained, or reduced to practice by CroMedica in the course of performing its obligations under this Agreement, CroMedica agrees:

                  1. To disclose promptly to ACS or its nominee any such inventions, discoveries and know-how;

                  2. To assign and transfer to ACS all rights, title, and interest in and to any and all such inventions, discoveries, and know-how upon the request of ACS; and

                  3. To perform any and all lawful acts that in the judgment of ACS are necessary or desirable to secure or maintain for the benefit of ACS adequate patent and other property rights in the United States and all foreign countries with respect to any such inventions, discoveries and know-how, including, without limitation, making or delivering to ACS United States and foreign patent applications, powers of attorney, assignments, oaths and affirmations, and applications for securing, protecting or registering any property rights relating to such inventions, discoveries and know-how, and cooperating with ACS in the defense of patents related to such inventions, discoveries and know-how in infringement actions.

                  ACS shall compensate CroMedica at standard hourly rates for the time devoted to said activities and reimburse it for all reasonable expenses incurred.

         B.       Copyrights

                  CroMedica agrees to assign to ACS all right, title, and interest in and to any Work, as defined below, including without limitation all right, title, and interest in and to copyright of the Work, in the United States or anywhere throughout the world, in the name of ACS (or otherwise, as directed by ACS), for the sole benefit of ACS, and to secure renewals or extensions of such copyrights in ACS name (or otherwise, as directed by ACS). CroMedica shall execute any assignments or other documents that ACS deems necessary to effectuate the purposes of this Subsection B. For purposes of this Section, "Work" means all reports, documents, research, drafts, materials, computer software, and data that are recorded in any form (including, without

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                  limitation, written, electronic, or photographic form) and that are prepared, developed, or generated by CroMedica in the course of performing its obligations under this Agreement.

         C.       Survival of Obligations

                  The obligations imposed by this Section shall survive the expiration or earlier termination, for any reason, of this Agreement with respect to inventions, discoveries and know-how conceived, gained, or reduced to practice by CroMedica, and Work prepared, developed, or generated by CroMedica, in the course of performing this Agreement. Such obligations shall be binding upon permitted assignees, administrators and other legal representatives of CroMedica. It is agreed that neither CroMedica nor ACS transfers to the other by operation of this Agreement any patent right, copyright, or other proprietary right of either party, except as specifically set forth in this Agreement.

XIV.     INDEMNIFICATION

         A.       Indemnification of ACS

                  CroMedica shall hold harmless and indemnify ACS, its employees, agents and assigns, from and against all claims, complaints, or lawsuits for damages that arise or are alleged to arise as a result of the intentional misconduct, negligence, malfeasance or violation of law, statute or regulation of CroMedica, or any of its employees, agents, or representatives, in conducting the Investigation, or from CroMedica's failure to adhere to the terms of the Protocols or this Agreement or fails to comply with all applicable Provincial, Federal, state and local laws, and guidelines and regulations. For purposes of this Article XIV only, Investigators are not agents or representatives of CroMedica.

         B.       Indemnification of CroMedica

                  ACS shall indemnify and hold harmless CroMedica, its representatives and employees, from and against all claims, complaints, or lawsuits for damages that arise as a result of personal injury or death that is alleged to have been caused by or attributed to any substance provided by ACS and


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               dispensed or administered in accordance with the provisions of the Protocols; provided that:

               1. ACS shall be promptly notified of any such claim, complaint, or lawsuit;

               2. ACS shall have the right, in its sole discretion, to undertake the defense, compromise, or settlement, at its own expense and by its own counsel, of any such claim, complaint, or lawsuit; and

               3. CroMedica shall cooperate fully in the investigation and defense of any such claim, complaint, or lawsuit.

               The indemnification provided for in this Subsection B shall not apply to any loss, damage, cost or expense that is caused by or attributable to the intentional misconduct, negligence, malfeasance or violation of law, statute or regulation of CroMedica, or any of its employees, agents, or representatives.

XV.      INSURANCE

         A. CroMedica shall maintain in force at all times during the term of this Agreement, with an insurance company acceptable to ACS, the following insurance, including any special terms indicated and shall, prior to signing this Agreement, provide to ACS certificates of insurance for each type of insurance specifying that ACS will receive no less than thirty (30) days' notice of cancellation, non-renewable or material change.

         1. Comprehensive General Liability insurance including products and completed operations, personal injury, broad form property damage including completed operations, independent contractors, and blanket contractual liability with the product/completed operations exclusion removed. ACS will be named as additional insured. Combined Single Limit for bodily injury and property damage - $2,000,000.

         2.    Workers' Compensation Insurance Coverage - statutory.

         3.    Employers' Liability Coverage - $500,000.

         4. Professional Liability Insurance - Covering all claims for damages arising out of errors and omissions in the performance of professional duties of CroMedica



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         under this Agreement. The Limits of Liability shall be $2 million per claim subject to a $2 million annual aggregate.

XVI.     NOTICES AND PAYMENTS

         Except as otherwise provided herein, any notice or other communications or any payment required under this Agreement shall be delivered by hand, first class mail, a nationally recognized overnight courier service, or facsimile transmission, to the party at the address listed below:

   If to Advanced Corneal Systems:      J.C. MacRae
                                        ADVANCED CORNEAL SYSTEMS, INC.
                                        15279 Alton Parkway, Suite 100
                                        Irvine, CA 92618

   If to CroMedica Global Inc.:

                                        Ken Newport
                                        CroMedica Global Inc.
                                        620-730 View Street
                                        Victoria, British Columbia
                                        V8W 3Y7

         Any such notice shall be effective (1) in the case of a hand delivery, when received; (2) in the case of an overnight delivery service, on the next business day after being placed in the possession of such delivery service, with delivery charges prepaid; (3) in the case of the mail, three days after deposit in the postal system, first class postage prepaid; and (4) in the case of facsimile transmission, when electronic indication of receipt is received.

XVII.    MODIFICATIONS

         No changes shall be made in this Agreement except by written agreement of the parties, signed by authorized representatives. ACS authorized representative shall be designated in Attachment 3 (Contact Persons).

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XVIII.   ENTIRE AGREEMENT

         This Agreement, together with its Attachments, including the Protocols, shall be the entire and complete understanding between the parties in regard to the covered subject matter. This Agreement merges all prior discussions between the parties and neither party shall be bound by conditions, definitions, warranties, understandings, or representations concerning such subject matter except as provided in this Agreement or as specified on or subsequent to the effective date of this Agreement in a writing signed by properly authorized representatives of both the parties.

XIX.     ASSIGNMENT

         Neither party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party. Notwithstanding the previous sentence, ACS may assign its obligations under this Agreement to any affiliate of ACS or in connection with the transfer or sale of all or substantially all of its assets or business relating to the drug(s) being studied hereunder or its merger or consolidation with another organization, provided that the rights of CroMedica under this Agreement are not materially prejudiced.

XX.      INDEPENDENT CONTRACTOR

         CroMedica shall function as an independent contractor and shall not hold itself out as an agent of ACS in any way.

XXI.     GOVERNING LAW

         This Agreement shall be construed, interpreted and enforced under the laws (excluding the laws governing conflicts of laws) of the State of California.

XXII.    WAIVER

         The failure of a party in any instance to insist on the strict performance of the terms of this Agreement shall not be construed to be a waiver or relinquishment of any of the terms of this Agreement, either at the time of the party's failure to insist upon strict performance or at any subsequent time.

XXIII.   SEVERANCE

         Each clause of this Agreement is a distinct and severable clause and if any clause is deemed illegal, void, or unenforceable, the validity, legality, or enforceability of any other clause or portion of this Agreement shall not be affected thereby.

XXIV.    HEADINGS

         All headings contained in this Agreement appear only for convenience and reference. They do not define, limit, extend, or describe the scope of this Agreement or the intent of any of its provisions.


ACCEPTED AND AGREED:

ADVANCED CORNEAL SYSTEMS, INC.               CROMEDICA GLOBAL INC.

BY: /s/ [ILLEGIBLE]                          BY: /s/ [ILLEGIBLE]
   -------------------------------              -------------------------------
TITLE: Vice President                        TITLE: President

DATED: May 18, 1999                          DATED: May 19, 1999

                                  ATTACHMENT 1

                               Scope of Services

FEE SCHEDULE - NORTH AMERICAN TRIAL
------------------------------------------------------------------------------------------------------------------------------------
                                                           HOURLY RATE($US)
                                          HOURS        ------------------------       TOTAL
    ACTIVITY          PERSONNEL         OF EFFORT       CDN-BASED      US-BASED       ($US)            CALCULATIONS/COMMENTS
                                                         SERVICES      SERVICES
------------------------------------------------------------------------------------------------------------------------------------

                               STUDY PREPARATION
------------------------------------------------------------------------------------------------------------------------------------
                 Medical Writer            32               90                          2,880        Based on estimated 70 CRF
                                                                                                     pages (data and information
Case Report      Clinical Data Manager     16               75                          1,200        pages). Includes correction,
Form Update                                                                                          reviews, print coordination
and Printing     Data Manager              12               75                            900        and distribution of all CRFs
and Distribu-                                                                                        in the US and Non-US trials.
tion             Storage, Distribution &                                                             All printing and shipping
                 Printing Management                   not applicable                   3,600        costs will be passed through
                                                                                                     to ACS
------------------------------------------------------------------------------------------------------------------------------------
                 Canada-based CRAs         32               75                          2,400        32 sites will be evaluated
                                                                                                     to identify 24 sites (12 in
                 US-based CRAs             32                             90            2,880        Canada, 12 in the U.S.)
                                                                                                     Includes: 2 hrs/site x 32 sites

Site Recruit-    Canada-On site Visit     120               75                          9,000        12 new sites will have on site
ment & Evalua-                                                                                       validation
tion
                 US-On site Visit         120                             90           10,800        12 new sites will have on site
                                                                                                     validation
------------------------------------------------------------------------------------------------------------------------------------
                 Canada-based CRA(s)       56               75                          4,200        IRB submission, and pre-study
                                                                                                     documentation will be compiled
IRB Submission   US-based CRA(s)           56                             90            5,040        for new sites (12 Canadian and
& Pre-Study                                                                                          12 US sites).
Documentation                                                                                        Includes: 8 hours prep +
for New Sites                                                                                        4 hrs/site

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Review/compilation of all in-
                                                                                                     house documentation from curr-
In-house Study                                                                                       ent CRO for completeness. A
Documentation    Canada Based CRAs       189                75                         14,175        list of contents and document
Review for                                                                                           requirements will be created to
Current Sites                                                                                        ensure matching documentation
                                                                                                     at sites.
                                                                                                     3 hrs/site x 63 sites
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                     All documentation at all sites
Study Documenta-                                                                                     will be compiled/reviewed by
tion Review      US-based CRAs           126                              90           11,340        CroMedica CRAs. This includes
for Current                                                                                          a full review of regulatory
Sites                                                                                                documentation.
                                                                                                     Includes: 2 hrs/site x 63 sites
------------------------------------------------------------------------------------------------------------------------------------



CONFIDENTIAL                  CroMedica Global Inc.                May 18, 1999

                                                                   HOURLY RATE ($US)
                                                               ------------------------
                                                     HOURS      CDN-BASED     US-BASED     TOTAL
ACTIVITY                 PERSONNEL                 OF EFFORT     SERVICES     SERVICES     ($US)    CALCULATIONS/COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
                         Project Manager              30         110                      3,300   PM & Clin. Ops. Dir: 30 hours each
                         Clinical Operations                                                      Canada-based CRAs: 20 hrs X 2 CRAs
                            Director                  30         125                      3,750   US-based CRAs: 20 hrs/CRA X 6 CRAs
STUDY-SPECIFIC TRAINING  Canada-based CRAs            40          75                      3,000   Data Manager & Dir., Biometry: 20
SESSION                  US-based CRAs               120                       90        10,600   hrs each. Includes travel time,
                         Data Manager                 20          75                      1,500   participation and preparation.
                         Director of Biometry         20         110                      2,200
------------------------------------------------------------------------------------------------------------------------------------
                         Director of Biometry         60         110                      6,600   Dir. Biometry: 60 hrs.
TRANSITION ASSISTANCE    Director, Clinical Ops.      60         125                      7,500   Dir. Clinical Ops.: 60 hrs
                         President                    40         200           NC           --    President: 40 hrs @ no charge
------------------------------------------------------------------------------------------------------------------------------------

                                                      STUDY CONDUCT
------------------------------------------------------------------------------------------------------------------------------------
                         Project Manager            2697        110                     296,670   172 hrs/month x 6 months (full
                                                                                                  time initially)
                                                                                                  120 hrs/month x 4.5 months
                                                                                                   75 hrs/month x 15 months
PROJECT MANAGEMENT       -----------------------------------------------------------------------------------------------------------
                         In-House CRA                990         75                      74,250    60 hrs/month x 6 months
                                                                                                   40 hrs/month x 4.5 months
                                                                                                   30 hrs/month x 15 months
------------------------------------------------------------------------------------------------------------------------------------
                         Clinical Operations                                                      172 hrs/month  x 6 months (full-
                          Assistant                 2697         40                     107,680   time initially)
                                                                                                  120 hrs/month x 4.5 months
                                                                                                   75 hrs/month x 15 months
------------------------------------------------------------------------------------------------------------------------------------
                         Medical Monitor/                                                         272 SAEs
SAE MANAGEMENT            Physician                             300/SAE                  81,600   (680 patients x 40% expected
                                                                                                    SAE rate)
------------------------------------------------------------------------------------------------------------------------------------
                         Canada-based CRAs            96         75                       7,200   Canada: 8 hrs/site x 12 sites
SITE INITIATION          US-based CRAs               208                       90        18,720   US: 6 hrs/site x 26 sites
                                                                                                  Includes preparation, all on-site
                                                                                                  activities; report and travel
                                                                                                  time.
------------------------------------------------------------------------------------------------------------------------------------

CONFIDENTIAL                                           CroMedica Global Inc.                                        May 18, 1999

------------------------------------------------------------------------------------------------------------------------------------
                                                              HOURLY RATE ($US)
                                                             ------------------
                                                     HOURS   CDN-BASED US-BASED   TOTAL
          ACTIVITY             PERSONNEL           OF EFFORT SERVICES  SERVICES   ($US)            CALCULATIONS/COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
INTERIM MONITORING          Canada-based CRAs         2448      75                183,600  Canada: [(8.25 visits x 12 sites)+ (4.5
(INCLUDES ADDITIONAL SITE                                                                  visits x 12 sites)] x 16 hrs/site
TRAINING WHERE REQUIRED)                                                                   US:[(8.25 visits x 63 sites)+(4.5 visits
                                                                                           x 63 sites)] x 16 hrs/site
-----------------------------------------------------------------------------------------
                            US-based CRAs            12852              90      1,156,680  Based on monitoring visits every 4 to 6
                                                                                           weeks during enrollment and every 3
                                                                                           months during follow up. Includes
                                                                                           preparation, all on- and off-site
                                                                                           activities, report and travel time. We
                                                                                           have assumed that all new sites (12 Can,
                                                                                           12 US) complete the trial.
------------------------------------------------------------------------------------------------------------------------------------
UNMASKED MONITORING         Canada-based CRAs          144      75                 10,800  1 visits x 12 sites x 12 hours
------------------------------------------------------------------------------------------------------------------------------------
                            US-based CRAs              756              90         68,040  1 visits x 63 sites x 12 hours
------------------------------------------------------------------------------------------------------------------------------------
SITE CLOSEOUT               Canada-based CRAs          144      75                 10,800  87 sites x 12 hrs/site
-----------------------------------------------------------------------------------------
                            US-based CRAs              900              90         81,000
------------------------------------------------------------------------------------------------------------------------------------
SITE AUDITS                 North American Trial                                   62,500  25 sites audits @ $2,500 each
------------------------------------------------------------------------------------------------------------------------------------
                            Non North American Trial                               62,500  25 sites audits @ $2,500 each
------------------------------------------------------------------------------------------------------------------------------------
                                                                                2,329,305
                                                                                ----------------------------------------------------

FEE SCHEDULE AUSTRALIA TRIAL

----------------------------------  ---------  --------------------  ---------    --------------------------------------------------
                                      HOURS                            TOTAL
             ACTIVITY               OF EFFORT    HOURLY RATE ($US)     ($US)                     CALCULATIONS/COMMENTS
----------------------------------  ---------  --------------------  ---------    --------------------------------------------------

REGULATORY CONSULTING                 80                125           10,000      80 hrs x $125/hr (est.)
----------------------------------  ---------  --------------------  ---------    --------------------------------------------------

IRS SUBMISSION                        38                 80            3,040      8 hrs + (3 hrs x 10 sites) x $80/hr
----------------------------------  ---------  --------------------  ---------    --------------------------------------------------

PRE STUDY DOCUMENTATION               24                 80            1,920      4 hrs + (2 hrs x 10 sites) x $80/hr
----------------------------------  ---------  --------------------  ---------    --------------------------------------------------

IDENTIFY SITES                        30                 80            2,400      15 sites evaluated to find 10
                                                                                  15 x 2 hrs x $80
----------------------------------  ---------  --------------------  ---------    --------------------------------------------------
INVESTIGATOR MEETING COORDINATION     --                 --           12,000      Includes: organization, logistics, attendance,
                                                                                  clinical assistance, presentations by specialists
----------------------------------  ---------  --------------------  ---------    --------------------------------------------------
                                      80                 80            6,400      10 sites x 8 hrs x $80/hr
INITIATIONS VISITS
                                    ---------  --------------------  ---------    --------------------------------------------------
                                      40                110            4,400      5 sites x 8 hrs x $110/hr

----------------------------------  ---------  --------------------  ---------    --------------------------------------------------
CLOSE OUT VISITS                     120                 80            9,600      10 sites x 12 hrs x $80/hr
----------------------------------  ---------  --------------------  ---------    --------------------------------------------------
                                     840                 80           67,200      August '99-Feb. '00; every 4-6 weeks
                                                                                  10 sites x 16 hrs x 5.25 visits x $80
MONITORING                          ---------  --------------------  ---------    --------------------------------------------------
                                     720                 80           57,600      Mar. '00-April '01; every 12 weeks
                                                                                  10 sites x 16 hrs x 4.5 visits x $60
----------------------------------  ---------  --------------------  ---------    --------------------------------------------------
                                     640                110           70,400      40 hrs/mth x 16 mths x $110
PROJECT MANAGEMENT
                                    ---------  --------------------  ---------    --------------------------------------------------

                                      95                110           10,560      16 hrs/mth x 6 mths x $110
----------------------------------  ---------  --------------------  ---------    --------------------------------------------------

                                                                     255,520
                                                                     ---------    --------------------------------------------------



CONFIDENTIAL               CroMedica Global Inc.           May 18, 1999

FEE SCHEDULE DATA MANAGEMENT

------------------------------------------------------------------------------------------
                                                                           VIT-02-08961X &
                                                                            VIT-03-08961X
        ACTIVITY                   PERSONNEL            HOURLY RATE         (GLOBAL SITES)
                                                                           ---------------
                                                                           EFFORT   TOTAL
                                                                           HOURS
---------------------------     ----------------        -----------        ------  -------
DATABASE DESIGN & DATA          Data Manager                 75               180   13,500
MANAGEMENT GUIDELINES
---------------------------     ----------------        -----------        ------  -------

CRF QA & DOCUMENT CONTROL       Data Assistant               50               640   32,000

---------------------------     ----------------        -----------        ------  -------

DATA ENTRY                      Data Entry Tech.             40             1,060   42,400

---------------------------     ----------------        -----------        ------  -------

DATA CODING, EDIT CHECKS,       Data Manager                 75             1,932  144,900
QUERY RESOLUTION & LISTINGS
---------------------------     ----------------        -----------        ------  -------
                                                                                   232,800
==========================================================================================

BY COMBINING DATA MANAGEMENT SERVICES FOR BOTH PROTOCOLS, CROMEDICA IS ABLE TO PASS ON A DIRECT SAVINGS OF 10 PER CENT OVER THE INDIVIDUAL COSTS FOR EACH PROTOCOL.


                  -------------------------------------
                                 SUMMARY
                  -------------------------------------
                  NORTH AMERICA TRIAL          $  3,040

                  AUSTRALIA TRIAL                     0

                  DATA MANAGEMENT               232,800

                                               --------
                  GRAND TOTAL                  $235,840
                                               ========


CONFIDENTIAL                 Cromedica Global Inc.                  May 18, 1999

                                  ATTACHMENT 2
                        PAYMENT AND PERFORMANCE SCHEDULE


PAYMENT SCHEDULE
----------------

Sponsor shall reimburse reasonable costs and expenses at net thirty (30) days terms upon receipt of invoice and any associated original receipts, and/or at the occurrence of the below incidents enacted at Sponsor's request, pending review for acceptableness and/or completeness. All figures are in US dollars:

                       FIXED-UNIT PRICE PAYMENT STRUCTURE

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               Unit Cost                          Study Maximum
-----------------------------------------------------------------------------------------------------------------------------------
Up front (20%)                                                                                                          $563,525
-----------------------------------------------------------------------------------------------------------------------------------
Australia Regulatory Submission                                               $10,000                                     10,000
-----------------------------------------------------------------------------------------------------------------------------------
CRF Finalization                                                                6,180                                      8,580
-----------------------------------------------------------------------------------------------------------------------------------
Site Recruitment:
                Canadian                                                          200                                      2,400
                U.S.                                                              240                                      2,880
                Australia                                                         240                                      2,400
-----------------------------------------------------------------------------------------------------------------------------------
Initiation Visits:
                Canadian                                                          600                                      7,200
                U.S.                                                              720                                     18,720
                Australia                                                       1,080                                     10,800
-----------------------------------------------------------------------------------------------------------------------------------
Interim Visits:
                Canadian                                                        1,200                                    183,600
                U.S.                                                            1,440                                  1,156,680
                Australia                                                       1,280                                    124,800
-----------------------------------------------------------------------------------------------------------------------------------
Unmasked Visits:
                Canadian                                                          900                                     10,800
                U.S.                                                            1,080                                     68,040
-----------------------------------------------------------------------------------------------------------------------------------
Close Out Visits:
                Canadian                                                          900                                     10,800
                U.S.                                                            1,080                                     81,000
                Australia                                                         960                                      9,600
-----------------------------------------------------------------------------------------------------------------------------------
Site Audits                                                                     2,500                                    125,000
-----------------------------------------------------------------------------------------------------------------------------------
Australia Investigator Meeting                                                 12,000                                     12,000
-----------------------------------------------------------------------------------------------------------------------------------
Study Training                                                                 24,550                                     24,550
-----------------------------------------------------------------------------------------------------------------------------------
SAE Management                                                              $300 per SAE                                  81,600
-----------------------------------------------------------------------------------------------------------------------------------
Database Design                                                                13,500                                      13,500
-----------------------------------------------------------------------------------------------------------------------------------
Data Entry:
     1/3 Data Entered                                                          50,000                                      50,000
     2/3 Data Entered                                                          50,000                                      50,000
     3/3 Data Entered                                                          50,000                                      50,000
-----------------------------------------------------------------------------------------------------------------------------------
Project Management Fee                                                          5,556                                     139,150
    (per month for 25 months)
-----------------------------------------------------------------------------------------------------------------------------------
Total Contract                                                                                                         $2,817,625
-----------------------------------------------------------------------------------------------------------------------------------

PASS-THROUGH COSTS: SPONSOR shall reimburse CONTRACTOR for reasonable pass-through costs (e.g., travel, lodging, meals) at net thirty (30) days term upon receipt of original receipt(s)/invoice. Interest at 15% shall apply in net thirty (30) days terms are not satisfied.

                                  ATTACHMENT 3
                                CONTACT PERSONS


Advanced Corneal Systems, Inc.     Contractual/Financial Matters:
                                   J.C. MacRae
                                   Vice President
                                   15279 Alton Parkway, Suite 100
                                   Irvine, CA 92618

                                   Clinical/Investigation Matters:
                                   Jane Ellen Giamporcaro
                                   15279 Alton Parkway, Suite 100
                                   Irvine, CA 92618

CroMedica Global Inc.              Ken Newport
                                   CroMedica Global Inc.
                                   730 View Street, Suite 620
                                   Victoria, British Columbia
                                   V8W 3Y7

                                   Exhibit A

                                   Protocols

                                  ATTACHMENT 1

                               Scope of Services












                                        Agreed to and approved by:

                                        /s/ JANE ELLEN GIAMPORCARO
                                        -------------------------------
                                        JANE ELLEN GIAMPORCARO  5/18/99
                                                                         page 19
FEE SCHEDULE -- NORTH AMERICAN TRIAL

----------------------------------------------------------------------------------------------------------------------------------
                                                              HOURLY RATE ($US)
                                             HOURS        -----------------------     TOTAL
ACTIVITY              PERSONNEL            OF EFFORT      CDN-BASED      US-BASED     ($US)        CALCULATIONS/COMMENTS
                                                           SERVICES      SERVICES
----------------------------------------------------------------------------------------------------------------------------------
                                                     STUDY PREPARATION
----------------------------------------------------------------------------------------------------------------------------------
                     Medical Writer             32            90                       2,860   Based on estimated 70 CRF (data and
                     ------------------------------------------------------------------------  information pages). Includes
CASE REPORT FORM     Clinical Data Manager      16            75                       1,200   correction, reviews, print
UPDATE AND PRINTING  ------------------------------------------------------------------------  coordination and distribution of
AND DISTRIBUTION     Data Manager               12            75                         900   all CRFs in the US and Non-US
                     ------------------------------------------------------------------------  trials. All printing and shipping
                     Storage, Distribution                not applicable               3,600   costs will be passed through to ACS.
                     & Printing Management
----------------------------------------------------------------------------------------------------------------------------------
                     Canada-based CRAs          32            75                      2,400    32 sites will be evaluated to
                     ------------------------------------------------------------------------  identify 24 sites (12 in Canada,
                     US-based CRAs              32                          90        2,880    12 in the U.S.)
                                                                                               Includes: 2hrs/site x 32 sites
SITE RECRUITMENT     -------------------------------------------------------------------------------------------------------------
& EVALUATION         Canada - On site Visit    120            75                      9,000    12 new sites will have on site
                                                                                               validation
                     -------------------------------------------------------------------------------------------------------------
                     US - On site Visit        120                          90       10,600    12 new sites will have on site
                                                                                               validation
----------------------------------------------------------------------------------------------------------------------------------
IRB SUBMISSION &                                                                               IRB submissions and pre-study
PRE-STUDY            Canada-based CRA(s)        56            75                      4,200    documentation will be compiled for
DOCUMENTATION FOR    ------------------------------------------------------------------------  new sites (12 Canadian and 12 US
NEW SITES            US-based CRA(s)            56                          90        5,040    sites).
                                                                                               Includes: 8 hours prep + 4 hrs/site
----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Review/compilation of all in-house
                                                                                               documentation from current CRO for
IN-HOUSE STUDY                                                                                 completeness. A list of contents
DOCUMENTATION        Canada based CRAs         189            75                     14,175    and document requirements will
REVIEW FOR                                                                                     be created to ensure matching
CURRENT SITES                                                                                  documentation at sites.
                                                                                               3hrs/site x 63 sites
----------------------------------------------------------------------------------------------------------------------------------
STUDY                                                                                          All documentation at all sites will
DOCUMENTATION                                                                                  be compiled/reviewed by CroMedica
REVIEW FOR           US-based CRAs             126                          90       11,340    CRAs. This includes a full review
CURRENT SITES                                                                                  of regulatory documentation.
                                                                                               Includes: 2hrs/site x 63 sites
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                              HOURLY RATE ($US)
                                             HOURS        -----------------------     TOTAL
ACTIVITY              PERSONNEL            OF EFFORT      CDN-BASED      US-BASED     ($US)        CALCULATIONS/COMMENTS
                                                           SERVICES      SERVICES
----------------------------------------------------------------------------------------------------------------------------------
                     Project Manager            30           110                       3,300
                     ------------------------------------------------------------------------
                     Clinical Operations        30           125                       3,750
                     Director                                                                  PM & Clin. Ops. Dir.  30 hours each
STUDY-SPECIFIC       ------------------------------------------------------------------------  Canada-based CRAs: 20 hrs x 2 CRAs
TRAINING SESSION     Canada-based CRAs          40            75                       3,000   US-based CRAs: 20 hrs/CRA x 6 CRAs
                     ------------------------------------------------------------------------  Data Manager & Dir., Biometry: 20
                     US-based CRAs             120                          90        10,800   hrs each Includes travel time,
                     ------------------------------------------------------------------------  participation and preparation
                     Data Manager               20            75                       1,500
                     ------------------------------------------------------------------------
                     Director of                20           110                       2,200
                     Biometry
----------------------------------------------------------------------------------------------------------------------------------
                     Director of                60           110                      6,600
                     Biometry
                     ------------------------------------------------------------------------  Dir. Biometry: 60 hrs
TRANSITION           Director, Clinical         60           125                      7,500    Dir. Clinical Ops.: 60 hrs
ASSISTANCE           Ops.                                                                      President: 40 hrs @ no charge
                     ------------------------------------------------------------------------
                     President                  40           200           N/C         --
----------------------------------------------------------------------------------------------------------------------------------
                                                     STUDY CONDUCT
----------------------------------------------------------------------------------------------------------------------------------
                                                                                               172 hrs/month x 6 months (full-time
                     Project Manager          2697           110                    296,670    initially)
                                                                                               120 hrs/month x 4.5 months
                                                                                               75 hrs/month x 15 months
PROJECT MANAGEMENT   -------------------------------------------------------------------------------------------------------------
                                                                                               60 hrs/month x 6 months
                     In-House CRA              990            75                     74,250    40 hrs/month x 4.5 months
                                                                                               30 hrs/month x 15 months
----------------------------------------------------------------------------------------------------------------------------------
                                                                                               172 hrs/month x 6 months (full-time
                     Clinical Operations      2697            40                    107,880    initially)
                     Assistant                                                                 120 hrs/month x 4.5 months
                                                                                               75 hrs/month x 15 months
----------------------------------------------------------------------------------------------------------------------------------
SAE Management       Medical Monitor/                      300/SAE                   81,600    272 SAEs
                     Physician                                                                 (680 patients x 40% expected
                                                                                               SAE rate)
----------------------------------------------------------------------------------------------------------------------------------
                     Canada-based CRAs          96            75                      7,200    Canada: 8 hrs/site x 12 sites
SITE INITIATION      ------------------------------------------------------------------------  US: 8 hrs/site x 26 sites
                     US-based CRAs             208                          90       18,720    Includes preparation, all on-site
                                                                                               activities, report and travel time.
----------------------------------------------------------------------------------------------------------------------------------

                                                            Hourly Rate ($US)
                                                           -------------------
                                                  Hours    Cdn-based  US-based     Total
Activity                   Personnel            of Effort  services   services     ($US)           Calculations/Comments
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Canada: [(8.25 visits x 12 sites) +
                      Canada-based CRAs            2448       75                   183,600  (4.5 visits x 12 sites)] x 16 hrs/site
                                                                                            US: [(6.25 visits x 63 sites) + (4.5
Interim Monitoring                                                                          visits x 63 sites) x 16 hrs/site
(includes additional  --------------------------------------------------------------------  Based on monitoring visits every 4 to 6
site training where                                                                         weeks during enrolment and every 3
required)                                                                                   months during follow up. Includes
                                                                                            preparation, all on- and off-site
                      US-based CRAs               12652                  90      1,156,680  activities, report and travel time. We
                                                                                            have assumed that all new sites (12 Can,
                                                                                            12 US) complete the trial.
------------------------------------------------------------------------------------------------------------------------------------
                      Canada-based CRAs             144       75                    10,800  1 visits x 12 sites x 12 hours
Unmasked Monitoring   --------------------------------------------------------------------------------------------------------------
                      US-based CRAs                 756                  90         88,040  1 visits x 63 sites x 12 hours
------------------------------------------------------------------------------------------------------------------------------------
                      Canada-based CRAs             144       75                    10,800
Site Closeout         --------------------------------------------------------------------  67 sites x 12 hrs/site
                      US-based CRAs                 900                  90         61,000
------------------------------------------------------------------------------------------------------------------------------------
                      North American Trial                                          62,500  25 sites audits @ $2,500 each
Site Audits           --------------------------------------------------------------------------------------------------------------
                      Non North American Trial                                      62,500  25 sites audits @ $2,500 each
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 2,329,305
------------------------------------------------------------------------------------------------------------------------------------

                                                                         Page 22
FEE SCHEDULE AUSTRALIA TRIAL

                                      Hours                           Total
Activity                            of Effort    Hourly Rate ($US)    ($US)                    Calculations/Comments
--------------------------------------------------------------------------------------------------------------------------------
Regulatory Consulting                   80             125            10,000  80 hrs x $125/hr (est.)
IRS Submission                          36              80             3,040  8 hrs + (3 hrs x 10 sites) x $80/hr
Pre Study Documentation                 24              80             1,920  4 hrs + (2 hrs x 10 sites) x $80/hr
Identify Sites                          30              80             2,400  15 sites evaluated to find 10
                                                                              15 x 2 hrs x $80
Investigator Meeting Coordination       --              --            12,000  Includes: organization, logistics, attendance,
                                                                              clinical assistance, presentations by specialists.
Initiations Visits                      80              80             6,400  10 sites x 8 hrs x $80/hr
                                        40             110             4,400  5 sites x 6 hrs x $110/hr
Close Out Visits                       120              80             9,600  10 sites x 12 hrs x $60/hr
Monitoring                             840              80            67,200  August '99-Feb. '00; every 4-6 weeks
                                                                              10 sites x 16 hrs x 5.25 visits x $80
                                       720              80            57,600  Mar. '00-April '01; every 12 weeks
                                                                              10 sites x 16 hrs x 4.5 visits x $80
Project Management                     640             110            70,400  40 hrs/mth x 16 mths x $110
                                        96             110            10,560  16 hrs/mth x 6 mths x $110
                                                                     255,520

                                                                         Page 23
FEE SCHEDULE DATA MANAGEMENT

                                                                   VIT-02-08961X &
                                                                   VIT-03-08961X
ACTIVITY                      PERSONNEL          HOURLY RATE       (GLOBAL SITES)
                                                                  ----------------
                                                                  EFFORT
                                                                  HOURS     TOTAL
-----------------------------------------------------------------------------------
Database Design & Data
Management Guidelines         Data Manager            75             180     13,500
-----------------------------------------------------------------------------------
CRF QA & Document Control     Data Assistant          50             640     32,000
-----------------------------------------------------------------------------------
Data Entry                    Data Entry Tech.        40           1,060     42,400
-----------------------------------------------------------------------------------
Data Coding, Edit Checks,
Query Resolution & Listings   Data Manager            75           1,932    144,900
-----------------------------------------------------------------------------------
                                                                            232,800
                                                                            -------

By combining data management services for both protocols, CroMedica is able to pass on a direct savings of 10 per cent over the individual costs for each protocol.


     SUMMARY
North America Trial      $  3,040
Australia Trial                 0
Data Management           232,800
                         --------
Grand Total              $235,840
                         ========

                                  ATTACHMENT 2
                       PAYMENT AND PERFORMANCE SCHEDULE

PAYMENT SCHEDULE

Sponsor shall reimburse reasonable costs and expenses at net thirty (30) days terms upon receipt of invoice and any associated original receipts, and/or at the occurrence of the below incidents enacted at Sponsor's request, pending review for acceptableness and/or completeness. All figures are in US dollars:

                       FIXED-UNIT PRICE PAYMENT STRUCTURE


                                        Unit Cost           Study Maximum
                                        ---------           -------------
Up Front (20%)                                                   $563,525

Australia Regulatory Submission          $10,000                   10,000

CRF Finalization                           6,180                    8,580

Site Recruitment:
                 Canadian                    200                    2,400
                 U.S.                        240                    2,880
                 Australia                   240                    2,400

Initiation Visits:
                 Canadian                    600                    7,200
                 U.S.                        720                   18,720
                 Australia                 1,080                   10,800

Interim Visits:
                 Canadian                  1,200                  183,600
                 U.S.                      1,440                1,156,680
                 Australia                 1,280                  124,800

Unmasked Visits:
                 Canadian                    900                   10,800
                 U.S.                      1,080                   68,040

Close Out Visits:
                 Canadian                    900                   10,800
                 U.S.                      1,080                   81,000
                 Australia                   960                    9,600

Site Audits                                2,500                  125,000

Australia Investigator Meeting            12,000                   12,000

Study Training                            24,550                   24,550

SAE Management                      $300 per SAE                   81,600

Database Design                           13,500                   13,500

Data Entry:
    1/3 Data Entered                      50,000                   50,000
    2/3 Data Entered                      50,000                   50,000
    3/3 Data Entered                      50,000                   50,000

Project Management Fee
   (per month for 25 months)               5,566                  139,150

Total Contract                                                 $2,817,625

Pass-through Costs: SPONSOR shall reimburse CONTRACTOR for reasonable pass-through costs (e.g., travel, lodging, meals) at net thirty (30) days term upon receipt of original receipt(s)/invoice. Interest at 15% shall apply in net thirty (30) days terms are not satisfied.


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